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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     June 21, 2000
                                                 ----------------------------

                             BURR-BROWN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-11438                    86-0445468
          --------                    -------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



                 6730 S. TUCSON BOULEVARD, TUCSON, ARIZONA 85706
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               (Address of principal executive offices) (Zip code)


                                 (520) 746-7365
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               Registrant's telephone number, including area code



                                       N/A
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         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

         Burr-Brown Corporation, a Delaware corporation (the "Company"), Texas Instruments Incorporated, a Delaware corporation ("Parent"), and Burma Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of June 21, 2000 (the "Merger Agreement"), pursuant to which, and subject to the conditions thereof, the Company will become a wholly-owned subsidiary of Parent through the merger of Merger Sub with and into the Company.

         In connection with the Merger Agreement, the Company and Parent entered into a Stock Option Agreement, dated as of June 21, 2000 (the "Stock Option Agreement"), pursuant to which Parent has the rights, under certain circumstances and subject to the conditions thereof, to purchase up to 11,236,702 shares of the Company's common stock, par value $.01 per share, at an exercise price of $112.94 per share. Also in connection with the Merger Agreement, Parent, Merger Sub, the Company and certain directors and officers of the Company, in their capacity as stockholders, who collectively hold 16,787,528 shares of the Company's outstanding common stock, entered into a Voting Agreement, dated as of June 21, 2000 (the "Voting Agreement"), pursuant to which and subject to the conditions thereof, such stockholders have agreed to vote their shares of Company common stock to approve the Merger Agreement.

         Copies of the Merger Agreement, the Stock Option Agreement and the Voting Agreement are attached hereto as Exhibit 2.1, Exhibit 4.1 and Exhibit 4.2, respectively. Such Exhibits are incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------
    2.1           Agreement and Plan of Merger, dated as of June 21, 2000, among
                  Burr-Brown Corporation, a Delaware corporation, Texas
                  Instruments Incorporated, a Delaware corporation, and Burma
                  Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Texas Instruments Incorporated.

    4.1           Stock Option Agreement, dated as of June 21, 2000, between
                  Texas Instruments Incorporated, a Delaware corporation, and
                  Burr-Brown Corporation, a Delaware corporation

    4.2           Voting Agreement, dated as of June 21, 2000, among Texas
                  Instruments Incorporated, a Delaware corporation, Burr-Brown
                  Corporation, a Delaware corporation, Burma Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Texas
                  Instruments Incorporated, and the stockholders named therein.

    99.1          Press Release dated June 21, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BURR-BROWN CORPORATION



Date: June 21, 2000            By: /s/ J. Scott Blouin
                                  ----------------------------------------------
                                   J. Scott Blouin
                                   (Executive Vice President and Chief Financial Officer)




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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER        DESCRIPTION
    ------        -----------

    2.1           Agreement and Plan of Merger, dated as of June 21, 2000, among
                  Burr-Brown Corporation, a Delaware corporation, Texas
                  Instruments Incorporated, a Delaware corporation, and Burma
                  Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Texas Instruments Incorporated.

    4.1           Stock Option Agreement, dated as of June 21, 2000, between
                  Texas Instruments Incorporated, a Delaware corporation, and
                  Burr-Brown Corporation, a Delaware corporation

    4.2           Voting Agreement, dated as of June 21, 2000, among Texas
                  Instruments Incorporated, a Delaware corporation, Burr-Brown
                  Corporation, a Delaware corporation, Burma Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Texas
                  Instruments Incorporated, and the stockholders named therein.

    99.1          Press Release dated June 21, 2000.



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